SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2006

     Reckson Associates Realty Corp. and Reckson Operating Partnership, L.P.

(Exact Name of Registrant as Specified in its Charter)

Reckson Associates Realty Corp. – Mary-		Reckson Associates Realty Corp. –
land		11-3233650
Reckson Operating Partnership, L.P. –		Reckson Operating Partnership, L.P. –
Delaware	1-13762	11-3233647
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

Uniondale, New York 11556

(Address of principal executive offices)

516-506-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultane-
ously satisfy the filing obligation of the registrant under any of the following pro-
visions:

[x]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events.

     On December 2, 2006, Reckson Associates Realty Corp. (“Reckson”) issued a press release with regards to Mack-Cali Realty, L.P.’s withdrawal from Rome Acquisition Limited Partnership (“Rome”) and Rome’s proposal to acquire Reckson. Reference is hereby made to the press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On December 3, 2006, Reckson issued a press release with regards to Harry Macklowe’s withdrawal from Rome and other related matters. Reference is hereby made to the press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     On December 4, 2006, Reckson received a letter from American Real Estate Partners, L.P. (“AREP”), an entity 90% owned by Carl Icahn, which sets forth a proposal from AREP to acquire Reckson. Reference is hereby made to the letter, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     Subsequent to the receipt of the letter, Reckson issued a press release confirming the receipt of the letter. Reference is hereby made to the press release, which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 2, 2006

99.2	Press Release, dated December 3, 2006

99.3	Letter to Reckson Associates Realty Corp., dated December 4,
2006, from American Real Estate Partners, L.P.

99.4	Press Release, dated December 4, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RECKSON ASSOCIATES REALTY CORP.

By:	/s/ Michael Maturo

	Name:	Michael Maturo
	Title:	President, Chief Financial Officer and
Treasurer

RECKSON OPERATING PARTNERSHIP, L.P.

By: Reckson Associates Realty Corp., its General Partner

By:	/s/ Michael Maturo

	Name:	Michael Maturo
	Title:	President, Chief Financial Officer and
Treasurer

Date: December 4, 2006

EXHIBIT INDEX

Exhibit	Description
Number
99.1	Press Release, dated December 2, 2006
99.2	Press Release, dated December 3, 2006
99.3	Letter to Reckson Associates Realty Corp., dated December 4,
2006, from American Real Estate Partners, L.P.
99.4	Press Release, dated December 4, 2006